EXHIBIT 4.34

Execution Version

Dated             5 June            2015

EXMAR LPG BVBA

as Borrower

and

EXMAR GAS SHIPPING LIMITED

EXMAR SHIPPING BVBA

as Guarantor Owners

and

EXMAR NV

TEEKAY LNG PARTNERS L.P.

as Shareholder Guarantors

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1

as Lenders

and

DANISH SHIP FINANCE (DANMARKS SKIBSKREDIT A/S)

ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG

DNB BANK ASA

as Outgoing Lenders

and

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 2

as Swap Banks

and

ABN AMRO BANK N.V.

BNP PARIBAS SA

DNB BANK ASA

NORDEA BANK NORGE ASA

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

as Lead Arrangers

and

DANISH SHIP FINANCE (DANMARKS SKIBSKREDIT A/S)

ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG

KBC BANK NV

as Co-Arrangers

and

NORDEA BANK NORGE ASA

as Global Co-Ordinator

and

NORDEA BANK NORGE ASA

DNB BANK ASA

as Bookrunners

and

NORDEA BANK NORGE ASA

as Agent and as Security Trustee

AMENDING AND RESTATING AGREEMENT

relating to

a facility of (originally) US$355,000,000 comprising:

(i) a revolving credit facility of US$215,000,000 and

(ii) a newbuilding facility of US$140,000,000

Index

Clause		Page
1	Interpretation	2
2	Agreement of the Creditor Parties	2
3	Conditions Precedent	5
4	Representations and Warranties	5
5	Amendment and Restatement of Loan Agreement and other Finance Documents	6
6	Further Assurances	8
7	Fees and Expenses	9
8	Communications	9
9	Supplemental	9
10	Law and Jurisdiction	9

Schedules

Schedule 1 Lenders		11
Schedule 2 Swap Banks		13

Execution

Execution Pages		14

Appendices

Appendix 1 Form of Amended and Restated Loan Agreement Appendix 2 Form of Mortgage Addendum Appendix 3 Form of Transfer Certificate

THIS AGREEMENT is made on             5 June            2015

PARTIES

(1)	EXMAR LPG BVBA, (the “Borrower”)

(2)	EXMAR GAS SHIPPING LIMITED and EXMAR SHIPPING BVBA, (the “Guarantor Owners”)

(3)	EXMAR NV and TEEKAY LNG PARTNERS L.P., (the “Shareholder Guarantors”)

(4)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (Lenders) as lenders (the “Lenders”)

(5)	DANISH SHIP FINANCE (DANMARKS SKIBSKREDIT A/S), ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG and DNB BANK ASA as outgoing lenders (the “Outgoing Lenders”).

(6)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 2 (Swap Banks) as swap banks (the “Swap Banks”)

(7)	ABN AMRO BANK N.V., BNP PARIBAS SA, DNB BANK ASA, NORDEA BANK NORGE ASA and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), (the “Lead Arrangers”)

(8)	DANISH SHIP FINANCE (DANMARKS SKIBSKREDIT A/S), ITF INTERNATIONAL TRANSPORT FINANCE SUISSE AG and KBC BANK NV, (the “Co-Arrangers”)

(9)	NORDEA BANK NORGE ASA, (the “Global Co-Ordinator”)

(10)	DNB BANK ASA and NORDEA BANK NORGE ASA, (the “Bookrunners”)

(11)	NORDEA BANK NORGE ASA, (the “Agent”)

(12)	NORDEA BANK NORGE ASA, (the “Security Trustee”)

BACKGROUND

(A)

By a loan agreement dated 28 March 2013, as amended from time to time, (the “Loan Agreement”) and made between (i) the Borrower, (ii) the Lenders, (iii) the Swap Banks, (iv) the Lead Arrangers, (v) the Co-Arranger, (vi) the Global Co-Ordinator, (vii) the Bookrunners, (viii) the Agent and (ix) the Security Trustee, the Lenders have made available to the Borrowers a facility of (originally) US$355,000,000.

(B)

By guarantees dated 22 April 2015, as amended from time to time, (the “Guarantees”) and made by each of the Guarantor Owners and each of the Shareholder Guarantors (together, the “Guarantors”), the Guarantors have guaranteed the obligations of the Borrower under the Loan Agreement, the Master Agreements and the other Finance Documents.

(C)

This Agreement sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, at the request of the Security Parties to certain amendments to the Loan Agreement including but not limited to:

(i)	an upsize of the Revolving Credit Facility from $215,000,000 to $310,000,000 and the Newbuilding Facility from $140,000,000 to $150,000,000;

(ii)	to finance further ships, being the “BRUSSELS” and 4 newbuilding vessels under construction at HHIC-Phil Inc. with hull no.s P100, P101, P102 and P103 (the “Newbuildings”);

(iii)	to extend the Maturity Date; and

(iv)	to the consequential amendment of the Loan Agreement, the Guarantees and the other Finance Documents in connection with those matters.

(D)	Immediately prior to the effectiveness of the amendments set out in Recitcal (C) the Outgoing Lenders will transfer their Contribution to the Remaining Lenders as further set out in this Agreement.

OPERATIVE PROVISIONS

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement (including its Recitals) unless the context otherwise requires.

1.2	Definitions

In this Agreement, unless the contrary intention appears:

“Amended and Restated Loan Agreement” means the Loan Agreement as amended and restated by this Agreement in the form set out in Appendix 1;

“Effective Date” means the date falling 3 Business Days after the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied; and

“Loan Agreement” means the loan agreement dated 28 March 2013, as amended from time to time, referred to in Recital (A);

“Mortgage Addendum” means, in relation to the Belgian Ships, an addendum to the Mortgages in respect of the Belgian Ships in the form set out in Appendix 2;

“Outgoing Lenders” means each of Danish Ship Finance (Danmarks Skibskredit A/S), ITF International Transport Finance Suisse AG and DNB Bank ASA;

“Remaining Lenders” means the Lenders other than the Outgoing Lenders; and

“Transfer Certificate” means the completed certificate in the form set out in Appendix 3.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Lenders

The Lenders agree, subject to and upon the terms and conditions of this Agreement, to the amendment of the Loan Agreement to be made pursuant to Clause 5 (Amendment and Restatement of Loan Agreement and other Finance Documents).

2.2	Agreement of the Creditor Parties

The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1 (Agreement of the Lenders).

2.3	Effective Date

The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 (Agreement of the Lenders) and 2.2 (Agreement of the Creditor Parties) shall have effect on and from the Effective Date. Upon satisfaction or waiver of the conditions precedent in Clause 3.2 (Conditions precedent) the following shall take place on the Effective Date:

(a)	each Outgoing Lender shall transfer its Contribution to the Remaining Lenders by way of execution of a Transfer Certificate in the amounts set out below with effect from the Effective Date:

Outgoing Lender	Revolving Contribution ($)	Newbuilding Contribution ($)	Amount of Revolving Contribution ($) to be transferred and to which Lender	Amount of Newbuilding Contribution ($) to be transferred to and to which Lender
ITF International Transport Finance Suisse AG	7,732,771.02	10,348,004.73

Nordea Bank Norge ASA: 2,303,443.74

BNP Paribas SA: 960,321.17

ABN Amro Bank N.V.: 931,210.04

Belfius Bank NV/SA: 1,004,161.03

Scotiabank Europe plc: 1,004,161.03

KBC Bank NV: 550,760.11

Skandinaviska Enskilda Banken AB (publ): 407,209.59

Santander Bank, N.A.: 421,938.31

Credit Industriel et Commercial: 149,565.99

Nordea Bank Norge ASA: 3,082,471.55

BNP Paribas SA: 1,285,103.10

ABN Amro Bank N.V.: 1,246,146.54

Belfius Bank NV/SA: 1,343,769.66

Scotiabank Europe plc: 1,343,769.66

KBC Bank NV: 737,027.93

Skandinaviska Enskilda Banken AB (publ): 544,928.43

Santander Bank, N.A.: 564,638.43

Credit Industriel et Commercial: 200,149.42

Danish Ship Finance	7,732,771.02	10,348,004.73

Nordea Bank Norge ASA: 2,303,443.74

BNP Paribas SA: 960,321.17

ABN Amro Bank N.V.: 931,210.04

Belfius Bank NV/SA: 1,004,161.03

Scotiabank Europe plc: 1,004,161.03

KBC Bank NV: 550,760.11

Skandinaviska Enskilda Banken AB (publ): 407,209.59

Santander Bank, N.A.: 421,938.31

Credit Industriel et Commercial: 149,565.99

Nordea Bank Norge ASA: 3,082,471.55

BNP Paribas SA: 1,285,103.10

ABN Amro Bank N.V.: 1,246,146.54

Belfius Bank NV/SA: 1,343,769.66

Scotiabank Europe plc: 1,343,769.66

KBC Bank NV: 737,027.93

Skandinaviska Enskilda Banken AB (publ): 544,928.43

Santander Bank, N.A.: 564,638.43

Credit Industriel et Commercial: 200,149.42

DNB Bank ASA	1,229,208.77	1,644,928.85

Nordea Bank Norge ASA: 366,157.65

BNP Paribas SA: 152,653.58

ABN Amro Bank N.V.: 148,026.05

Belfius Bank NV/SA: 159,622.41

Scotiabank Europe plc: 159,622.41

KBC Bank NV: 87,549.36

Skandinaviska Enskilda Banken AB (publ): 64,730.43

Santander Bank, N.A.: 67,071.72

Credit Industriel et Commercial: 23,775.16

Nordea Bank Norge ASA: 489,992.66

BNP Paribas SA: 204,281.23

ABN Amro Bank N.V.: 198,088.66

Belfius Bank NV/SA: 213,606.93

Scotiabank Europe plc: 213,606.93

KBC Bank NV: 117,158.67

Skandinaviska Enskilda Banken AB (publ): 86,622.35

Santander Bank, N.A.: 89,755.47

Credit Industriel et Commercial: 31,815.94

(b)	DNB Bank ASA will transfer $30,000,000 of its Contribution to DNB (UK) Ltd;

(c)

the amendment and restatement of the Loan Agreement and the other Finance Documents referred to in Clause 5 (Amendment and Restatement of Loan Agreement and other Finance Documents) shall become effective so that:

(i)	the Revolving Credit Facility shall be increased to $310,000,000;

(ii)	the Newbuilding Facility shall be increased to $150,000,000;

(d)

a Revolving Advance shall be drawdown and the funds from such drawdown shall be applied in prepayment of the Newbuilding Facility in full, it being understood that clauses 8.5 (conditions for voluntary repayments) and 8.13(a) (reborrowing) of the Loan Agreement shall not apply to such prepayment;

(e)	a Revolving Advance shall be drawdown in respect of m.v. “BRUSSELS”.

3	CONDITIONS PRECEDENT

3.1	General

The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 (Agreement of the Lenders) and 2.2 (Agreement of the Creditor Parties) is subject to the fulfilment of the conditions precedent in Clause 3.2 (Conditions precedent).

3.2	Conditions precedent

The conditions referred to in Clause 3.1 (General) are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on:

(a)

for each of the Borrower, the Guarantor Owners and the Shareholder Owners, documents of the kind specified in Schedule 4, Part A, paragraphs 2, 3 and 4 of the Loan Agreement as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and each Mortgage Addendum;

(b)	a duly executed original of this Agreement duly executed by the parties to it;

(c)	a duly executed original of each Transfer Certificate in respect of each Outgoing Lender’s Contribution duly executed by the parties to it;

(d)	a duly executed original of each Mortgage Addendum;

(e)	a copy of the shipbuilding contracts for each of the Newbuildings;

(f)	documentary evidence that each Mortgage Addendum has been duly recorded against the relevant Ship as a valid addendum to the Mortgage according to the laws of Belgium;

(g)	evidence that all fees to be paid in connection with this Agreement and the Loan Agreement, as amended and restated by this Agreement, have been or will be paid on or before the Effective Date;

(h)

evidence that the provisions of clause 9.1(g) of the Loan Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, are complied with both as at the date of this Agreement and the Effective Date;

(i)	favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of Belgium, Hong Kong, Marshall Islands and England; and

(j)	any further opinions, consents, agreements and documents in connection with this Agreement and the Finance Documents which the Agent may reasonably request.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

Each Borrower represents and warrants to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, each Mortgage Addendum, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2	Repetition of Finance Document representations and warranties

Each Borrower and each of the other Security Parties represents and warrants to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, each Mortgage Addendum, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT AND RESTATEMENT OF LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement

With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Loan Agreement; and, as so amended and restated, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms as so amended and restated.

5.2	Specific amendments to Agency and Trust Deed

With effect on and from the Effective Date, the Agency and Trust Deed shall be, and shall be deemed by this Agreement to be amended by inserting the following as a new clause 5.4(f):

“(f) The Agent shall resign in accordance with this Clause 5.4 (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Agent) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents, either:

(i)

the Agent fails to respond to a request under Clause 22.8 (FATCA Information) of the Loan Agreement and a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Agent pursuant to Clause 22.8 (FATCA Information) of the Loan Agreement indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) a Lender reasonably believes that a party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and that Lender, by notice to the Agent, requires it to resign.”

5.3	Specific amendments to Guarantees

With effect on and from the Effective Date, the Guarantees shall be, and shall be deemed by this Agreement to be amended as follows:

(a)

by inserting the following as a new clause 10.21 in the Guarantees provided by the Guarantor Owners, as a new clause 10.16 in the Guarantee provided by Teekay and as a new clause 10.17 in the Guarantee provided by Exmar NV:

“Sanctions

(a)	The Guarantor, and its respective directors, officers, employees, or (when acting in its capacity as agent for the Guarantor) agents, has been and is in compliance with Sanctions Laws;

(b)	Neither the Guarantor, nor any of their respective directors, officers, employees, or (when acting in its capacity as agent for the Guarantor) agents:

(i)	is a Restricted Party, or is involved in any transaction through which it is likely to become a Restricted Party; or

(ii)	is subject to or involved in any inquiry, claim, action, suit, proceeding or investigation against it with respect to Sanctions Laws.”

(b)	by deleting clause 11.21 in the Guarantees provided by the Guarantor Owners and clause 11.19 in the Guarantees provided by the Shareholder Owners and replacing them with the following:

“Sanctions

(a)

No proceeds of a Loan shall be made available, directly or indirectly, to or for the benefit of a Restricted Party nor to fund any activities or business in the country or territory that at the time of such funding is a Sanctioned Country, nor shall they otherwise be applied in a manner or for a purpose prohibited by Sanctions Laws.

(b)	The Guarantor shall supply to the Agent:

(i)

promptly upon becoming aware of them, the details of any inquiry, claim, action, suit, proceeding or investigation pursuant to Sanctions Laws against any Obligor, any of their direct or indirect owners, any of their respective directors, officers, employees, or (when acting in its capacity as agent for any Obligor) agents, as well as information on what steps are being taken with regards to answer or oppose such; and

(ii)

promptly upon becoming aware that an Obligor or any of their respective directors, officers, employees, or (when acting in its capacity as agent for any Obligor) agents has become or is likely to become a Restricted Party.

(c)

The Guarantor shall ensure that no Obligor, nor any of their Affiliates, respective directors, officers, employees, agents or representatives or any other persons acting on any of their behalf, is or will become a Restricted Party.

5.4	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement and the Mortgages which are amended and supplemented by the relevant Mortgage Addendum, shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)

the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and restated or supplemented by this Agreement;

(b)

the definition of, and references throughout each of the Finance Documents to, the Mortgages shall be construed as if the same referred to the Mortgages as amended and supplemented by the relevant Mortgage Addendum; and

(c)

by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.5	Finance Documents to remain in full force and effect

The Finance Documents other than the Loan Agreement shall remain in full force and effect as amended by:

(a)	the amendments contained or referred to in Clause 5.3 (Specific amendments to Guarantees) and each Mortgage Addendum; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

5.6	Guarantee confirmation

For the avoidance of doubt, each Guarantor hereby confirms that the Guarantee issued by it remains in full force and effect in respect of the obligations of the Borrower under the Loan Agreement and the other Finance Documents and Master Agreements, as such Loan Agreement and Finance Documents are amended, restated and upsized in accordance with the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s and each Security Party’s obligation to execute further documents etc.

The Borrower and each Security Party shall:

(a)

execute and deliver to the Security Trustee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Trustee may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Security Trustee may, by notice to the Borrower or that Security Party, specify for any of the purposes described in Clause 6 (Further Assurances) or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)

validly and effectively to create any Security Interest or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and restated or supplemented by this Agreement, or by the relevant Mortgage Addendum; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances

The Security Trustee may specify the terms of any document to be executed by the Borrower or any Security Party under Clause 6.1 (Borrower’s and each Security Party’s obligation to execute further documents etc.), and those terms may include any covenants, powers and provisions which the Security Trustee considers appropriate to protect its interests.

6.4	Obligation to comply with notice

The Borrower or any Security Party shall comply with a notice under Clause 6.1 (Borrower’s and each Security Party’s obligation to execute further documents etc.) by the date specified in the notice.

6.5	Additional corporate action

At the same time as the Borrower or any Security Party delivers to the Security Trustee any document executed under Clause 6.1(a), the Borrower or any Security Party shall also deliver to the Security Trustee a certificate signed by an officer of the Borrower or that Security Party which shall:

(a)

set out the text of a resolution of the Borrower or that Security Party’s directors or members, as the case may be, specifically authorising the execution of the document specified by the Security Trustee; and

(b)

state that either the resolution was duly passed at a meeting of the directors or member, as the case may be, validly convened and held throughout which a quorum of directors entitled to vote on the resolution was present or that the resolution has been signed by all the directors and is valid under the Borrower’s or that Security Party’s articles of association or other constitutional documents.

7	FEES AND EXPENSES

7.1	Fees and expenses

The provisions of clause 20 (fees and expenses) of the Loan Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications provided that nothing confirmed herein or therein shall be construed to obligate the Security Parties to pay any fees which have already been paid.

8	COMMUNICATIONS

8.1	General

The provisions of clause 28 (notices) of the Loan Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts

This Agreement may be executed in any number of counterparts.

9.2	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 30 (law and jurisdiction) of the Loan Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

This Agreement has been duly executed as a deed on the date stated at the beginning of this Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office

ABN AMRO Bank N.V.	Coolsingel 93 3012 AE Rotterdam The Netherlands

Belfius Bank NV/SA	Pachecolaan 44 1000 Brussels Belgium

BNP Paribas SA	16 Boulevard des Italiens 75009 Paris France

Crédit Industriel et Commercial	4 rue Gaillon 75002 Paris France

Danish Ship Finance (Danmarks Skibskredit A/S)	Sankt Annae Plads 3 1250 Copenhagen K Denmark

DNB Bank ASA	8th Floor The Walbrook Building London EC4N 8AF

ITF International Transport Finance Suisse AG	Wasserwerkstrasse 12 CH-8006 Zurich Switzerland

KBC Bank NV	Eiermarkt 20 2000 Antwerpen Belgium

Nordea Bank Norge ASA	Middelthunsgate 17 P.O. Box 1166, Sentrum 0107 Oslo Norway

Scotiabank Europe plc.	201 Bishopsgate 6th Floor, London EC2M 3NS

Skandinaviska Enskilda Banken AB (publ)	SE-106 40 Stockholm Sweden

Lender	Lending Office

Santander Bank, N.A. (previously Sovereign Bank, N.A.)	75 State Street Boston MA 02109, USA

SCHEDULE 2

SWAP BANKS

SWAP BANK	BOOKING OFFICE

ABN AMRO Bank N.V.	Gustav Mahlerlaan 10 1082PP Amsterdam The Netherlands

Belfius Bank NV/SA	Pachecolaan 44 1000 Brussels Belgium

DNB Bank ASA, London Branch	8th Floor The Walbrook Building London EC4N 8AF

Nordea Bank Finland Plc	Aleksanterinkatu 36 FIN-00020 NORDEA 00100 Helsinki Finland

Skandinaviska Enskilda Banken AB (publ)	SE-106 40 Stockholm Sweden

EXECUTION PAGES

BORROWER

EXECUTED as a DEED

by EXMAR LPG BVBA

acting by

its duly authorised

attorney-in-fact in the presence of:

GUARANTOR OWNERS

SIGNED, SEALED and DELIVERED

as a DEED

by EXMAR GAS SHIPPING LIMITED

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by EXMAR SHIPPING BVBA

acting by

its duly authorised

attorney-in-fact in the presence of:

SHAREHOLDER GUARANTORS

EXECUTED as a DEED

by EXMAR NV

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by TEEKAY LNG PARTNERS L.P.

acting by

its duly authorised

attorney-in-fact in the presence of:

) Patrick De Brabandere

)

)

)

) Ewa Kurlanda, Legal Counsel

) Patrick De Brabandere

)

)

)

)

) Ewa Kurlanda, Legal Counsel

) Miguel De Potter

)

)

)

) Ewa Kurlanda, Legal Counsel

) Patrick De Brabandere

)

)

)

) Ewa Kurlanda, Legal Counsel

)

)

)

)

) Stacy Grant

LENDERS

EXECUTED as a DEED

by

ABN AMRO BANK N.V.

acting by

its duly authorised signatories

in the presence of:

EXECUTED as a DEED

by BELFIUS BANK NV/SA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by BNP PARIBAS SA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by CREDIT INDUSTRIEL ET

COMMERCIAL

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by DANISH SHIP FINANCE

(DANSMARK SKIBSKREDIT A/S)

acting by

its duly authorised

attorney-in-fact in the presence of:

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED

by DNB BANK ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by ITF FINANCIAL TRANSPORT

FINANCE SUISSE

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by NORDEA BANK NORGE ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by SCOTIABANK EUROPE PLC

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by SKANDINAVISKA ENSKILDA

BANKEN AB (publ)

acting by

its duly authorised

attorney-in-fact in the presence of:

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED

by SANTANDER BANK, N.A.

acting by

its duly authorised

attorney-in-fact in the presence of:

OUTGOING LENDERS

EXECUTED as a DEED

by DANISH SHIP FINANCE

(DANMARKS SKIBSKREDIT A/S)

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by ITF INTERNATIONAL TRANSPORT

FINANCE SUISSE AG

BANKEN AB (publ)

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by DNB BANK ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

SWAP BANKS

EXECUTED as a DEED

byABN AMRO BANK N.V

acting by

its duly authorised

attorney-in-fact in the presence of:

) Deanne Horn, Senior Vice President

)

)

)

) Angela Rabanal, Assistant Vice President

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by BELFIUS BANK NV/SA	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by DNB BANK ASA, LONDON BRANCH	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by NORDEA BANK FINLAND PLC	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by SKANDINAVISKA ENSKILDA	)
BANKEN AB (publ))
acting by	)
its duly authorised signatories	)
in the presence of:	) Joanna Holden, Trainee Solicitor

LEAD ARRANGERS

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by ABN AMRO BANK N.V.	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED

by BNP PARIBAS SA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by DNB BANK ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by NORDEA BANK NORGE ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by SKANDINAVISKA ENSKILDA

BANKEN AB (publ)

acting by

its duly authorised

attorney-in-fact in the presence of:

CO- ARRANGERS

EXECUTED as a DEED

by DANISH SHIP FINANCE

(DANMARKS SKIBSKREDIT A/S)

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by ITF INTERNATIONAL TRANSPORT

FINANCE SUISSE AG

acting by

its duly authorised

attorney-in-fact in the presence of:

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

)

) Joanna Holden, Trainee Solicitor

EXECUTED as a DEED

by KBC BANK NV

acting by

its duly authorised

attorney-in-fact in the presence of:

GLOBAL CO-ORDINATOR

EXECUTED as a DEED

by NORDEA BANK NORGE ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

BOOKRUNNERS

EXECUTED as a DEED

by NORDEA BANK NORGE ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

EXECUTED as a DEED

by DNB BANK ASA

acting by

its duly authorised

attorney-in-fact in the presence of:

AGENT

EXECUTED as a DEED

by NORDEA BANK NORGE ASA

acting by

its duly authorised signatories

in the presence of:

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

) Emily Kind, Attorney-in-fact

)

)

)

) Joanna Holden, Trainee Solicitor

SECURITY TRUSTEE

EXECUTED as a DEED	) Emily Kind, Attorney-in-fact
by NORDEA BANK NORGE ASA	)
acting by	)
its duly authorised signatories	)
in the presence of:	) Joanna Holden, Trainee Solicitor

APPENDIX 1

FORM OF AMENDED AND RESTATED LOAN AGREEMENT

APPENDIX 2

FORM OF MORTGAGE ADDENDUM

APPENDIX 3

FORM OF TRANSFER CERTIFICATE